UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2021 (December 12, 2021)

Arena Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

136 Heber Avenue, Suite 204 Park City, UT	84060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 453-7200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ARNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this report, “Arena Pharmaceuticals,” “Arena,” “Company,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., and/or one or more of our wholly owned subsidiaries, unless the context otherwise provides.

Item 1.01	Entry into a Material Definitive Agreement.

On December 12, 2021, Arena entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pfizer Inc., a Delaware corporation (“Parent”), and Antioch Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for, among other things, the merger of Merger Sub with and into Arena (the “Merger”), with Arena surviving the Merger.

At the effective time of the Merger (the “Effective Time”), each:

(i)
share of common stock of the Company, par value $0.0001 per share (each, a “Share”), issued and outstanding immediately prior to the Effective Time (other than (A) Shares owned by the Company as treasury stock, (B) Shares owned by Parent or Merger Sub and (C) any dissenting shares) will no longer be outstanding and will automatically be cancelled, retired and converted into the right to receive an amount in cash equal to $100.00, without interest thereon (the “Merger Consideration”);

(ii)
option to purchase Shares (each, a “Company Option”) granted by the Company under the Company’s 2021 Long-Term Incentive Plan or prior stock plans (collectively, the “Company Stock Plans”) that is outstanding as of immediately prior to the Effective Time, whether or not then vested, will be cancelled and immediately cease to be outstanding and converted into the right to receive an amount in cash equal to the product of (1) the excess, if any, of the Merger Consideration over the per-share exercise price of such Company Option, multiplied by (2) the number of Shares then subject to such Company Option;

(iii)
Company restricted stock unit, except as described in “(iv)” below, subject to vesting conditions based solely on continued employment or service to the Company or any of its subsidiaries granted by the Company under a Company Stock Plan that is unvested and outstanding as of immediately prior to the Effective Time will be cancelled and immediately cease to be outstanding and converted into the right to receive an amount in cash equal to the Merger Consideration;

(iv)
Company restricted stock unit that is granted after December 12, 2021 (each, a “2022 Company RSU”) that is unvested and outstanding as of immediately prior to the Effective Time will be substituted automatically with a Parent restricted stock unit with respect to that number of shares of Parent common stock (each, an “Adjusted RSU”) that is equal to the product of (1) the total number of Shares subject to the 2022 Company RSU immediately prior to the Effective Time multiplied by (2)(a) the Merger Consideration divided by (b) the average of the volume-weighted average sales price per share of common stock of Parent on the New York Stock Exchange for the consecutive period of 15 trading days ending on (and including) the trading day that is four trading days prior to the Effective Time, with any fractional shares rounded to the nearest whole share.  Each Adjusted RSU will otherwise be subject to the same terms and conditions applicable to such 2022 Company RSU immediately prior to the Effective Time (including vesting terms, and subject to accelerated vesting in connection with certain qualifying terminations of employment following the Effective Time); and

(v)
Company restricted stock unit granted by the Company under a Company Stock Plan that is subject to performance-based vesting conditions (each, a “Company PRSU”) that is unvested and outstanding as of immediately prior to the Effective Time will be cancelled and immediately cease to be outstanding and converted into the right to receive an amount in cash equal to the Merger Consideration (with all the performance-based vesting conditions associated with such Company PRSU being deemed achieved at the greater of actual completed performance at the Effective Time or at target for any Company PRSU).

Consummation of the Merger is subject to certain conditions, including, but not limited to, the: (i) Company’s receipt of the approval of the Company’s stockholders representing a majority of the outstanding Shares (the “Company Requisite Vote”); (ii) expiration or termination of any waiting periods applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”) and the receipt of certain additional clearances or approvals of certain other governmental bodies applicable to the Merger; and (iii) the absence of any law or order prohibiting or making illegal the consummation of the Merger. The Merger is targeted to close in the first half of 2022.

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its subsidiaries prior to the Effective Time.

The Merger Agreement also includes covenants requiring the Company not to (i) initiate, solicit, knowingly encourage or facilitate the making of any offer or proposal which constitutes or is reasonably likely to lead to an acquisition proposal, (ii) enter into any agreement with respect to an acquisition proposal or (iii) engage in negotiations or discussions with, or provide any non-public information or data to, any person relating to an acquisition proposal, subject to a customary “fiduciary out” provision that allows the Company, under certain specified circumstances, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to an acquisition proposal if the Company’s board of directors (the “Company Board”) determines in good faith (after consultation with its financial advisors and outside legal counsel) that such acquisition proposal either (x) constitutes a superior offer or (y) is reasonably likely to lead to a superior offer. The Company has also agreed to convene a meeting of its stockholders for the purpose of obtaining the Company Requisite Vote.

The Merger Agreement contains certain termination rights for each of the Company and Parent. Upon termination of the Merger Agreement in accordance with its terms, under certain specified circumstances, the Company will be required to pay Parent a termination fee in an amount equal to $235,000,000, including if the Merger Agreement is terminated due to (i) the Company accepting a superior proposal or (ii) due to the Company Board changing its recommendation that stockholders vote to approve the Merger Agreement. This termination fee will also be payable if the Merger Agreement is terminated under certain circumstances and prior to such termination, a proposal to acquire more than 20% of the Company’s stock or assets is made or publicly announced and not publicly withdrawn and the Company enters into a definitive agreement for, or completes, any transaction involving the acquisition of more than 20% of its stock or assets within twelve months of the termination.

The Merger Agreement further provides that Parent will be required to pay the Company a termination fee of $350,000,000 in the event the Merger Agreement is terminated under certain specified circumstances. Specifically, this termination fee is payable by Parent to the Company if the Merger Agreement is terminated (i) by Parent or the Company because of a legal restraint prohibiting the Merger and such legal restraint is pursuant to or arises under antitrust law or (ii) by Parent or the Company on or after December 15, 2022, and certain antitrust closing conditions have not been satisfied.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement contains representations and warranties by each of Parent, Merger Sub and the Company. These representations and warranties were made solely for the benefit of the parties to the Merger Agreement and (i) should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement; (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws; and (iv) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Amendment to Severance Benefit Plan and Eligibility Notices

In connection with approving the Company’s entry into the Merger Agreement and the transactions contemplated thereby, but prior to the execution of the Merger Agreement, the Company Board and its compensation committee (“Compensation Committee”) approved, subject to and effective upon the consummation of the Merger, amendments to the Company’s Amended and Restated Severance Benefit Plan (the “Severance Benefit Plan”) and entered into a Second Amended and Restated Severance Benefit Plan Eligibility Notice with certain participants under the Severance Benefit Plan, including the following named executive officers:  Amit D. Munshi, the Company’s President, Chief Executive Officer and Director, Laurie Stelzer, the Company’s Executive Vice President, Chief Financial Officer and Principal Financial Officer, Vincent E. Aurentz, the Company’s Executive Vice President and Chief Business Officer, Robert Lisicki, the Company’s Executive Vice President and Chief Commercial Officer and Joan Schmidt, the Company’s Executive Vice President, General Counsel and Secretary.  The terms of the Severance Benefit Plan and of each Amended and Restated Severance Benefit Plan Eligibility Notice were amended to provide for the reimbursement for excise taxes under Section 4999 of the Internal Revenue Code, to the extent applicable, so that on a net after-tax basis the executive would be in the same position as if no such excise tax had applied to the executive.

Adoption of Form of RSU Agreement (Post-Signing)

In connection with approving the Company’s entry into the Merger Agreement and the transactions contemplated thereby, but prior to the execution of the Merger Agreement, the Compensation Committee approved a Form of RSU Agreement for Employees (Post-Signing Grant) to be used for Company restricted stock unit grants made after December 12, 2021 that provides for 100% acceleration of vesting upon a “Qualifying Termination”, which includes a termination without “Cause” (as defined under the Company’s 2021 Long-Term Incentive Plan) and a voluntary termination in connection with a  “Relocation Requirement” (generally related to certain forced relocations by the Company following notice and an opportunity to cure) at any time on or after a “Change in Control” (as defined under the Company’s 2021 Long-Term Incentive Plan).

Item 8.01	Other Events.

On December 13, 2021, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this report.

The information contained in this Item 8.01 and the accompanying Exhibit 99.1 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This communication and any documents referred to in this communication contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Parent and Arena, including, but not limited to, statements regarding the expected benefits of the proposed transaction and the anticipated timing of the proposed transaction, strategies, objectives and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “predict,” “target,” “contemplate,” “potential,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “could,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of Arena and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Arena’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Arena or Parent and potential difficulties in Arena employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Arena’s ongoing business operations, and (vii) the outcome of any legal proceedings that may be instituted against Parent or against Arena related to the Merger Agreement or the proposed transaction. The risks and uncertainties may be amplified by the COVID-19 pandemic (and related variants), which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic (and related variants) impacts Arena’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Parent and Arena described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Arena assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Arena gives no assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction, Arena will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Arena’s stockholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Arena with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Arena’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Arena’s proxy statement.  Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on Arena’s website at https://invest.arenapharm.com or by contacting Arena Investor Relations at (858) 453-7200.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Arena and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Arena’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. These documents are available free of charge at the SEC’s web site at www.sec.gov and by going to Arena’s website at https://invest.arenapharm.com.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of December 12, 2021, by and among Arena Pharmaceuticals, Inc., Pfizer Inc. and Antioch Merger Sub, Inc.

99.1	Joint Press Release of Pfizer Inc. and Arena Pharmaceuticals, Inc., dated as of December 13, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARENA PHARMACEUTICALS, INC.

Date: December 13, 2021	By:	/s/ Amit D. Munshi
Amit D. Munshi
President and Chief Executive Officer